SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC


ANNUAL REPORT


FEBRUARY 28, 1998


HIGH YIELD BOND FUND

EMERGING MARKETS DEBT FUND


--------------------------------------
     SALOMON BROTHERS ASSET MANAGEMENT
     ---------------------------------------------

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
--------------------------------------------------------------------------------

                                                                  April 20, 1998

To Our Shareholders:

We are pleased to provide you with the annual report for the Salomon Brothers Institutional High Yield Bond Fund and the Salomon Brothers Institutional Emerging Markets Debt Fund for the period ended February 28, 1998. Please note that the Salomon Brothers Institutional Asia Growth Fund was closed and liquidated on February 27, 1998.

HIGH YIELD BOND FUND

The Salomon Brothers Institutional High Yield Bond Fund seeks to maximize total return by investing primarily in a portfolio of non-investment grade, high yield fixed income securities. For the one-year period ended February 28, 1998, the Fund generated a return of 11.12% versus a return of 13.73% for the Salomon Brothers High-Yield Market Index. From May 15, 1996 (commencement of operations) to February 28, 1998, the High Yield Bond Fund outpaced the benchmark with an annualized return of 14.72% versus a 14.63% annualized return for the Index.

The combination of solid economic growth with virtually no inflation benefited the U.S. high yield market in 1997; buoyed by these near perfect economic conditions, high yield securities posted strong performance for the year. Solid economic growth, low inflation and a highly liquid equity market contributed to improving credit quality for a broad spectrum of issuers and in near record lows in default rates.

U.S. high yield market spreads continued to remain stable through the beginning of 1998, supported in part by continuing strong inflows into mutual funds. During the month of February, benchmark spreads tightened again to roughly 320 to 330 basis points over Treasuries. We continue to reduce our exposure to cyclical factors through prudent industry allocation and to focus on higher quality credits as opportunities emerge. As a result, we have trimmed portfolio allocations in the chemical, steel and retail sectors and increased positions in the oil service and media sectors.

EMERGING MARKETS DEBT FUND

The Salomon Brothers Institutional Emerging Markets Debt Fund seeks to maximize total return through primarily investing in the fixed income securities of emerging market countries, particularly in Latin America, Eastern Europe, the former Soviet Union, Asia and Africa. For the one-year period ended February 28, 1998 the Fund produced a return of 14.61%, outperforming the J.P. Morgan Emerging Markets Bond Index Plus which returned 10.96% for the period. Since October 17, 1996 (commencement of investment operations) to February 28, 1998, the Fund has produced an annualized return of 19.50%, as compared to a 16.99% annualized return for the Index.

Emerging markets debt continued to experience higher-than-normal volatility during the period, due to the recognition of the possible implications of the Asian currency upheaval for investors. Seeking to reduce short-term volatility, the Fund's duration remains close to that of the Index. We have increased portfolio weightings in Russia to an overweight versus the benchmark, and in Venezuela, following an oil price-induced sell-off. In addition, we have increased our exposure in Brazil, while remaining underweighted in that market.

Throughout most of 1997, emerging debt markets benefited from favorable market conditions, attractive yields and positive economic and political trends in many key countries. During the last months of the year, however, emerging markets were affected negatively by a dramatic global market sell-off, sparked by the turmoil in Asia. The instability of financial markets around the world -- notably the U.S. and Hong Kong -- contributed to a significant increase in emerging market volatility.

Brady Bond yield spreads versus Treasuries narrowed from 600 basis points to roughly 500 basis points over the past month, and we expect spreads to remain within this range for the near term. Despite the continuing volatility in these markets, we believe emerging debt markets continue to represent attractive opportunities for investors over the long term.

We appreciate your interest in the Funds and encourage you to read the financial statements that follow for details about each Fund's investments.

Cordially,

/s/ Heath B. McLendon


Heath B. McLendon
Chairman & President

              SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND

The following graph depicts the performance of the Institutional High Yield Bond Fund versus the Salomon Brothers High-Yield Market Index.* It is important to note that the Salomon Brothers Institutional High Yield Bond Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                     SB INSTITUTIONAL HIGH YIELD BOND FUND

             COMPARISON OF A $10,000 INVESTMENT IN THE FUND TO THE
                    SALOMON BROTHERS HIGH-YIELD MARKET INDEX


Period                               Fund                          Index
------                               ----                          -----
                                       $10,000.00                  $10,000.00
5/15-5/31/96                           $10,090.00
Jun 1996                               $10,140.00                  $10,077.00
Jul 1996                               $10,230.25                  $10,142.50
Aug 1996                               $10,370.40                  $10,247.98
Sep 1996                               $10,630.70                  $10,487.79
Oct 1996                               $10,660.46                  $10,608.39
Nov 1996                               $10,930.17                  $10,812.08
Dec 1996                               $11,138.94                  $10,897.49
Jan 1997                               $11,252.56                  $10,979.22
Feb 1997                               $11,511.37                  $11,165.87
Mar 1997                               $11,314.62                  $11,050.86
Apr 1997                               $11,469.53                  $11,130.16
May 1997                               $11,768.88                  $11,354.99
Jun 1997                               $11,940.71                  $11,546.89
Jul 1997                               $12,233.26                  $11,811.31
Aug 1997                               $12,276.07                  $11,840.84
Sep 1997                               $12,503.18                  $12,048.06
Oct 1997                               $12,449.42                  $12,144.44
Nov 1997                               $12,525.36                  $12,206.38
Dec 1997                               $12,631.82                  $12,334.55
Jan 1998                               $12,697.51                  $12,613.31
Feb 1998                               $12,790.20                  $12,699.08




Past performance is not predictive of future performance.

                                    AVERAGE ANNUAL RETURN
                                                                                     % RETURN
                                                                                     --------
Twelve months ended 2/28/98.......................................................     11.12%
Commencement of investment operations (5/15/96) through 2/28/98...................     14.72%

* The Salomon Brothers High-Yield Market Index is valued at month-end only. As a result, while the Fund's total return calculations used in this comparison are for the period May 15, 1996 through February 28, 1998, the Index returns are for the period June 1, 1996 through February 28, 1998.

NOTE

The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

During its fiscal year ended February 28, 1998, the Fund's investment adviser waived management fees and reimbursed certain expenses of the Fund, as shown in the following audited financial statements. Absent such waiver and reimbursements, the Fund's average annual returns would have been lower.

The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

           SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND

The following graph depicts the performance of the Institutional Emerging Markets Debt Fund versus the J.P. Morgan Emerging Markets Bond Index Plus. It is important to note that the Salomon Brothers Institutional Emerging Markets Debt Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                  SB INSTITUTIONAL EMERGING MARKETS DEBT FUND

             COMPARISON OF A $10,000 INVESTMENT IN THE FUND TO THE
                  J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS


Period                                 Fund                        Index
------                                 ----                        -----
                                       $10,000.00                  $10,000.00
10/17-10/31/96                         $ 9,900.00                  $ 9,951.90
Nov 1996                               $10,460.34                  $10,448.50
Dec 1996                               $10,587.96                  $10,573.88
Jan 1997                               $10,975.48                  $10,866.78
Feb 1997                               $11,139.01                  $11,055.86
Mar 1997                               $10,648.89                  $10,656.74
Apr 1997                               $11,107.86                  $10,972.11
May 1997                               $11,618.82                  $11,398.27
Jun 1997                               $11,912.78                  $11,660.46
Jul 1997                               $12,414.31                  $12,144.22
Aug 1997                               $12,383.27                  $12,095.09
Sep 1997                               $12,769.63                  $12,464.67
Oct 1997                               $11,317.72                  $11,028.74
Nov 1997                               $11,902.85                  $11,552.39
Dec 1997                               $12,412.29                  $11,950.55
Jan 1998                               $12,377.54                  $11,926.33
Feb 1998                               $12,766.19                  $12,267.69


Past performance is not predictive of future performance.

                                    AVERAGE ANNUAL RETURN
                                                                                     % RETURN
                                                                                     --------
Twelve months ended 2/28/98.......................................................     14.61%
Commencement of investment operations (10/17/96) through 2/28/98..................     19.50%

NOTE

The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

During its fiscal year ended February 28, 1998, the Fund's investment adviser waived management fees and reimbursed certain expenses of the Fund, as shown in the following audited financial statements. Absent such waiver and reimbursements, the Fund's average annual returns would have been lower.

The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1998
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                                      INTEREST    MATURITY       VALUE
  AMOUNT                               DESCRIPTION                               RATE        DATE       (NOTE 1a)
----------   ---------------------------------------------------------------   --------    --------    -----------
             CORPORATE BONDS -- 74.7%
             BASIC INDUSTRIES -- 8.3%
$  100,000   Berry Plastics.................................................    12.250%    04/15/04    $   110,500
   250,000   Huntsman Packaging.............................................     9.125     10/01/07        257,500
   500,000   Murrin Murrin Holdings.........................................     9.375     08/31/07        488,125
   500,000   Stone Container................................................    10.750     10/01/02        526,250
   500,000   Tekni-Plex.....................................................     9.250     03/01/08        506,875
                                                                                                       -----------
                                                                                                         1,889,250
                                                                                                       -----------
             CONSUMER CYCLICALS -- 2.6%
   100,000   Hills Stores...................................................    12.500     07/01/03         85,250
   500,000   Maxim Group....................................................     9.250     10/15/07        505,000
                                                                                                       -----------
                                                                                                           590,250
                                                                                                       -----------
             CONSUMER NON-CYCLICALS -- 17.0%
   500,000   Ameriserv Food.................................................     8.875     10/15/06        517,500
   350,000   Delta Beverage Group...........................................     9.750     12/15/03        366,625
   250,000   French Fragrances..............................................    10.375     05/15/07        267,500
   100,000   Graham Field Health Products...................................     9.750     08/15/07        106,000
   500,000   Grand Casinos..................................................     9.000     10/15/04        517,500
   250,000   Herff Jones....................................................    11.000     08/15/05        276,250
   100,000   Imperial Holly.................................................     9.750     12/15/07        103,000
   100,000   Integrated Health Services.....................................     9.250     01/15/08        104,250
   100,000   North Altlantic Trading........................................    11.000     06/15/04        105,000
   250,000   Packaged Ice...................................................     9.750     02/01/05        257,500
    65,000   Rayovac........................................................    10.250     11/01/06         71,825
   400,000   Revlon Worldwide(a)............................................     9.964     03/15/01        295,000
   100,000   SC International Services......................................     9.250     09/01/07        106,000
   100,000   ShopVac........................................................    10.625     09/01/03        109,500
   200,000   Stroh Brewery..................................................    11.100     07/01/06        151,000
   500,000   Universal Hospital Services....................................    10.250     03/01/08        505,000
                                                                                                       -----------
                                                                                                         3,859,450
                                                                                                       -----------
             DATA TECHNOLOGY/INFORMATION SERVICES -- 1.3%
   100,000   DecisionOne Holdings
               (Zero Coupon until 08/01/02, 11.50% thereafter)(a)...........    10.092     08/01/08         61,500
   250,000   Unisys.........................................................     7.875     04/01/08        247,500
                                                                                                       -----------
                                                                                                           309,000
                                                                                                       -----------

                See accompanying notes to financial statements.
                                                                          PAGE 5

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1998
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                      INTEREST    MATURITY       VALUE
  AMOUNT                               DESCRIPTION                               RATE        DATE       (NOTE 1a)
----------   ---------------------------------------------------------------   --------    --------    -----------
             ENERGY -- 8.9%
$  250,000   Costilla Energy................................................    10.250%    10/01/06    $   257,500
   250,000   Dailey International...........................................     9.500     02/15/08        250,000
   100,000   Dawson Product Services........................................     9.375     02/01/07        104,500
   500,000   Hvide Marine...................................................     8.375     02/15/08        492,500
   100,000   National Energy Group..........................................    10.750     11/01/06        102,500
   200,000   Offshore Logistics.............................................     7.875     01/15/08        203,000
   100,000   Parker Drilling................................................     9.750     11/15/06        108,000
   250,000   Transamerican Energy...........................................    11.500     06/15/02        253,437
   250,000   Wainoco Oil....................................................     9.125     02/15/06        248,750
                                                                                                       -----------
                                                                                                         2,020,187
                                                                                                       -----------
             FINANCIAL/LEASING -- 4.5%
   250,000   ATC Group Services.............................................    12.000     01/15/08        251,250
   500,000   MS Aircraft Finance............................................     8.700     03/15/23        506,250
   250,000   Nationwide Credit..............................................    10.250     01/15/08        259,375
                                                                                                       -----------
                                                                                                         1,016,875
                                                                                                       -----------
             MANUFACTURING -- 11.7%
    50,000   Alvey Systems..................................................    11.375     01/31/03         53,625
   100,000   Amphenol.......................................................     9.875     05/15/07        106,500
   100,000   High Voltage Engineering.......................................    10.500     08/15/04        105,500
   250,000   Insilco........................................................    10.250     08/15/07        265,000
   250,000   International Utility Structures...............................    10.750     02/01/08        259,375
   500,000   Navistar International.........................................     8.000     02/01/08        505,000
   500,000   Polymer Group..................................................     8.750     03/01/08        501,900
   500,000   Stellex Industries.............................................     9.500     11/01/07        510,000
   250,000   Stena AB.......................................................    10.500     12/15/05        275,625
   100,000   TFM
               (Zero Coupon until 06/15/02, 11.75% thereafter)(a)...........    11.398     06/15/09         64,250
                                                                                                       -----------
                                                                                                         2,646,775
                                                                                                       -----------

                See accompanying notes to financial statements.
PAGE 6

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1998
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND (CONCLUDED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                     INTEREST     MATURITY      VALUE
  AMOUNT                               DESCRIPTION                              RATE         DATE       (NOTE 1a)
----------   --------------------------------------------------------         --------    ---------    ----------
             MEDIA -- 15.1%
$  500,000   Century Communications(a)...............................            8.878%    01/15/08    $   212,500
   500,000   DTI Holdings
               (Zero Coupon until 03/01/03, 12.50%
               thereafter)(a)........................................           12.500     03/01/08        271,250
   250,000   Facilicom International.................................           10.500     01/15/08        255,625
   250,000   Global Telesystems Group................................            9.875     02/15/05        257,500
   100,000   Hollinger International Publishing......................            9.250     02/01/06        106,250
   250,000   ICG Holdings
               (Zero Coupon until 9/15/00, 13.50%
               thereafter)(a)........................................           11.459     09/15/05        207,500
   500,000   Intermedia Commission of Florida
               (Zero Coupon until 05/15/01, 12.50%
               thereafter)(a)........................................            9.794     05/15/06        403,750
   150,000   International CableTel
               (Zero Coupon until 02/01/01, 11.50%
               thereafter)(a)........................................           11.804     02/01/06        120,000
   250,000   KMC Telecom Holdings
               (Zero Coupon until 02/15/03, 12.50%
               thereafter)(a)........................................           12.499     02/15/08        140,625
   500,000   LIN Television..........................................            8.375     03/01/08        501,250
   150,000   Marcus Cable
               (Zero Coupon until 06/15/00, 14.25%
               thereafter)(a)........................................           13.316     12/15/05        133,875
   250,000   Mastec..................................................            7.750     02/01/08        251,250
   500,000   Nextel Communications
               (Zero Coupon until 02/15/03, 9.95%
               thereafter)(a)........................................            9.950     02/15/08        305,000
   250,000   Production Resource.....................................           11.500     01/15/08        251,250
                                                                                                       -----------
                                                                                                         3,417,625
                                                                                                       -----------
             SERVICES/OTHER -- 3.2%
   400,000   Allied Waste
               (Zero Coupon until 06/01/02, 11.30%
               thereafter)(a)........................................    9.400-  11.300    06/01/07        292,000
   250,000   Kindercare Learning Centers.............................            9.500     02/15/09        256,875
    50,000   Loomis Fargo............................................           10.000     01/15/04         51,000
   100,000   Norcal Waste Systems*...................................           13.500     11/15/05        116,500
                                                                                                       -----------
                                                                                                           716,375
                                                                                                       -----------
             UTILITIES -- 2.1%
   450,000   AES.....................................................            8.500     11/01/07        465,750
                                                                                                       -----------
             TOTAL INVESTMENTS -- 74.7%
               (cost $16,823,435)....................................                                   16,931,537
                                                                                                       -----------
             REPURCHASE AGREEMENT -- 11.8%
 2,678,000   Repurchase Agreement dated 02/27/98, with
               Merrill, Lynch, Pierce, Fenner & Smith,
               collateralized by $2,545,000 U.S. Treasury Notes,
               8.75%, due 05/15/00 valued at $2,732,694; proceeds:
               $2,679,250 (cost $2,678,000)..........................            5.600     03/02/98      2,678,000
                                                                                                       -----------
             Other assets in excess of liabilities -- 13.5%..........                                    3,054,223
                                                                                                       -----------
             NET ASSETS -- 100.0%....................................                                  $22,663,760
                                                                                                       -----------
                                                                                                       -----------

  * Interest rate shown reflects current rate on instrument with variable rates or step coupon rates.
 (a) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.

                See accompanying notes to financial statements.
                                                                          PAGE 7

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1998
SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                                      INTEREST    MATURITY       VALUE
  AMOUNT                               DESCRIPTION                               RATE        DATE       (NOTE 1a)
----------   ---------------------------------------------------------------   --------    --------    -----------
             SOVEREIGN BONDS -- 78.5%
             ARGENTINA -- 20.6%
$  150,000   Republic of Argentina, Bonos Del Tesoro*.......................     8.750%    05/09/02    $   146,550
 1,395,465   Republic of Argentina, Bocon*..................................     2.976     04/01/07      1,023,381
 1,100,000   Republic of Argentina, Global Bond(d)..........................    11.000     10/09/06      1,237,225
   250,000   Republic of Argentina, Global Bond.............................    11.750     02/12/07        265,000
   250,000   Republic of Argentina, Global Bond.............................     8.750     07/10/02        230,000
   100,000   Republic of Argentina, Global Bond.............................     9.750     09/19/27         99,700
                                                                                                       -----------
                                                                                                         3,001,856
                                                                                                       -----------
             BRAZIL -- 4.4%
   798,182   Federal Republic of Brazil, Capitalization Bond(a).............     8.000     04/15/14        647,525
                                                                                                       -----------
             BULGARIA -- 3.7%
   250,000   Republic of Bulgaria, Discount Bond, Tranche A*................     6.563     07/28/24        201,094
   450,000   Republic of Bulgaria, IAB*.....................................     6.563     07/28/11        345,656
                                                                                                       -----------
                                                                                                           546,750
                                                                                                       -----------
             CROATIA -- 3.0%
   500,000   Republic of Croatia, FRN Series A*.............................     6.500     07/31/10        443,125
                                                                                                       -----------
             ECUADOR -- 3.7%
   250,000   Republic of Ecuador, Discount Bond*............................     6.625     02/28/25        185,783
   500,697   Republic of Ecuador, PDI Bond*(a)..............................     6.625     02/27/15        321,229
    55,634   Republic of Ecuador, Registered PDI Bond*(a)...................     6.625     02/27/15         35,693
                                                                                                       -----------
                                                                                                           542,705
                                                                                                       -----------
             IVORY COAST -- 0.8%
   325,000   Republic of Ivory Coast, FLIRB(b)..............................     --        03/29/18        112,227
                                                                                                       -----------
             MEXICO -- 4.2%
   500,000   United Mexico States, Global Bond..............................    11.500     05/15/26        612,750
                                                                                                       -----------
             PANAMA -- 4.4%
   500,000   Republic of Panama, IRB*.......................................     3.750     07/17/14        391,250
   312,440   Republic of Panama, PDI Bond*(a)...............................     6.563     07/17/16        258,153
                                                                                                       -----------
                                                                                                           649,403
                                                                                                       -----------
             PERU -- 4.7%
   750,000   Republic of Peru, FLIRB*.......................................     3.250     03/07/17        456,563
   300,000   Republic of Peru, Registered PDI Bond*.........................     4.000     03/07/17        199,875
    50,000   Republic of Peru, PDI Bond*....................................     4.000     03/07/17         33,313
                                                                                                       -----------
                                                                                                           689,751
                                                                                                       -----------
             PHILIPPINES -- 0.7%
   100,000   Republic of the Philippines Treasury Bill(f)...................     5.750     08/14/98        101,000
                                                                                                       -----------
             RUSSIA -- 16.6%
 2,600,000   Russian Government, Global Bond................................    10.000     06/26/07      2,416,372
                                                                                                       -----------

                See accompanying notes to financial statements.
PAGE 8

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1998
SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND (CONCLUDED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                      INTEREST    MATURITY       VALUE
  AMOUNT                               DESCRIPTION                               RATE        DATE       (NOTE 1a)
----------   ---------------------------------------------------------------   --------    --------    -----------
             VENEZUELA -- 11.7%
$1,904,760   Republic of Venezuela, DCB, Series DL*.........................     6.813%    12/18/07    $ 1,703,570
                                                                                                       -----------
             TOTAL SOVEREIGN BONDS
               (cost $11,039,565)..................................................................     11,467,034
                                                                                                       -----------

             LOAN PARTICIPATIONS -- 3.9%
             ALGERIA -- 0.6%
   100,000   The People's Democratic Republic of Algeria,
               Tranche A*(c) (Chase Manhattan Bank).........................     7.000     09/04/06         83,188
                                                                                                       -----------
             MOROCCO -- 3.3%
   550,000   Kingdom of Morocco, Tranche A*(c) (Chase Manhattan Bank and
               Morgan Guaranty Trust Company)...............................     6.656     01/01/09        483,313
                                                                                                       -----------
             TOTAL LOAN PARTICIPATIONS
                 (cost $534,298)...................................................................        566,501
                                                                                                       -----------

             PURCHASED OPTIONS(E) -- 0.4%
             BRAZIL -- 0.4%
 CONTRACTS
    20,000   Federal Republic of Brazil OTC Call
               (expiring 05/12/98, exercise price $80.6875) (cost $64,612).........................         58,626
                                                                                                       -----------
             TOTAL INVESTMENTS -- 82.8%
                 (cost $11,638,475)................................................................     12,092,161
             Other assets in excess of liabilities -- 17.2%........................................      2,504,174
                                                                                                       -----------
             NET ASSETS -- 100.0%..................................................................    $14,596,335
                                                                                                       -----------
                                                                                                       -----------

------------------------
  * Interest rate shown reflects current rate on instrument with variable rates or step coupon rates.
 (a) Payment-in-kind security for which all or part of the interest earned is paid by the issuance of additional bonds.
 (b) When and if issued. Security issued pursuant to the Republic of the Ivory Coast's Brady Plan debt restructuring. The investment advisor believes that the Brady Plan will be finalized and the related bonds issued. Accordingly, the Fund has marked-to-market its investment in this security at year end.
 (c) Participation interest was acquired through the financial institutions indicated parenthetically.
 (d) All or part of the security is segregated as collateral for when and if issued securities.
 (e) Non-income producing security.
 (f) Interest rate shown reflects yield to maturity on date of purchase.

Abbreviations used in this statement:

DCB -- Debt Conversion Bond.
FLIRB -- Front-Loaded Interest Reduction Bond.
FRN -- Foating Rate Note.
IAB -- Interest Arrears Bond.
IRB -- Interest Reduction Bond.
OTC -- Over the Counter.
PDI -- Past Due Interest.

                See accompanying notes to financial statements.
                                                                          PAGE 9

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 1998
--------------------------------------------------------------------------------

                                                                                                      EMERGING
                                                                                      HIGH YIELD       MARKETS
                                                                                       BOND FUND      DEBT FUND
                                                                                      -----------    -----------
ASSETS:
     Investments, at value (Note A)................................................   $16,931,537    $12,092,161
     Repurchase agreement, at value and cost.......................................     2,678,000        --
     Cash..........................................................................           408      2,432,020
     Receivable for securities sold................................................       242,587        162,139
     Receivable for Fund shares sold...............................................     5,564,234        --
     Interest receivable...........................................................       253,294        249,397
     Receivable from investment manager............................................        27,725         36,009
     Deferred organization expense.................................................        40,899         46,313
                                                                                      -----------    -----------
          Total assets.............................................................    25,738,684     15,018,039
                                                                                      -----------    -----------
LIABILITIES:
     Payable for securities purchased..............................................     3,007,575        303,717
     Accrued expenses and other liabilities........................................        67,349        117,987
                                                                                      -----------    -----------
          Total liabilities........................................................     3,074,924        421,704
                                                                                      -----------    -----------
NET ASSETS.........................................................................   $22,663,760    $14,596,335
                                                                                      -----------    -----------
                                                                                      -----------    -----------
NET ASSETS CONSIST OF:
     Paid-in capital...............................................................   $22,309,592    $14,552,565
     Undistributed net investment income...........................................       134,910         63,023
     Accumulated net realized gain (loss) on investments and foreign currency
      transactions.................................................................       111,156       (471,443)
     Net unrealized appreciation (depreciation) on investments, foreign currency
      translation and other assets.................................................       108,102        452,190
                                                                                      -----------    -----------
NET ASSETS.........................................................................   $22,663,760    $14,596,335
                                                                                      -----------    -----------
                                                                                      -----------    -----------
SHARES OUTSTANDING (Note B)........................................................     2,343,699      2,023,065
                                                                                      -----------    -----------
                                                                                      -----------    -----------
NET ASSET VALUE PER SHARE..........................................................   $      9.67    $      7.21
                                                                                      -----------    -----------
                                                                                      -----------    -----------
Note A: Cost of investments........................................................   $16,823,435    $11,638,475
                                                                                      -----------    -----------
                                                                                      -----------    -----------
Note B: Par value..................................................................   $     0.001    $     0.001
                                                                                      -----------    -----------
                                                                                      -----------    -----------

Authorized shares of 10,000,000,000 for the Institutional Series Funds.

                See accompanying notes to financial statements.
PAGE 10

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1998
--------------------------------------------------------------------------------

                                                                                            HIGH        EMERGING
                                                                                            YIELD       MARKETS
                                                                                          BOND FUND    DEBT FUND
                                                                                          ---------    ----------
INCOME:
     Interest..........................................................................   $623,048     $1,009,041
                                                                                          ---------    ----------
EXPENSES:
     Management fee....................................................................     32,193         75,783
     Custody and administration fees...................................................    165,100        177,600
     Audit and tax return preparation fees.............................................     20,000         52,001
     Registration and filing fees......................................................     14,300         17,719
     Amortization of organization expenses.............................................     12,749         12,749
     Printing..........................................................................      7,000         15,001
     Directors' fees and expenses......................................................      5,999          5,000
     Shareholder services..............................................................      1,000            999
     Legal.............................................................................      1,000          5,000
     Other.............................................................................      1,000            999
                                                                                          ---------    ----------
                                                                                           260,341        362,851
     Management fee waived and expenses absorbed by investment manager.................   (224,929)      (281,655)
                                                                                          ---------    ----------
     Net expenses......................................................................     35,412         81,196
                                                                                          ---------    ----------
NET INVESTMENT INCOME..................................................................    587,636        927,845
                                                                                          ---------    ----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain on:
     Investments.......................................................................    314,821        909,672
     Foreign currency transaction......................................................      --            10,739
                                                                                          ---------    ----------
                                                                                           314,821        920,411
                                                                                          ---------    ----------
  Net change in unrealized appreciation (depreciation) on:
     Investments.......................................................................   (125,232)       200,132
     Foreign currency translation and other assets.....................................      --               355
                                                                                          ---------    ----------
                                                                                          (125,232)       200,487
                                                                                          ---------    ----------
NET REALIZED AND UNREALIZED GAIN.......................................................    189,589      1,120,898
                                                                                          ---------    ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.............................................   $777,225     $2,048,743
                                                                                          ---------    ----------
                                                                                          ---------    ----------

                See accompanying notes to financial statements.
                                                                         PAGE 11

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF CHANGES IN NET ASSETS
HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                                                                                     FOR THE YEAR    FOR THE PERIOD
                                                                                        ENDED            ENDED
                                                                                     FEBRUARY 28,     FEBRUARY 28,
                                                                                         1998           1997(a)
                                                                                     ------------    --------------
OPERATIONS:
     Net investment income........................................................   $    587,636     $    401,544
     Net realized gain on investments and foreign currency transactions...........        314,821          179,876
     Net change in unrealized appreciation (depreciation) on investments, foreign
      currency translation and other assets.......................................       (125,232)         233,334
                                                                                     ------------    --------------
     Net increase in net assets from operations...................................        777,225          814,754
                                                                                     ------------    --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income.........................................       (572,322)        (275,246)
     Distributions from net realized gains........................................       (380,672)          (9,571)
                                                                                     ------------    --------------
                                                                                         (952,994)        (284,817)
                                                                                     ------------    --------------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from sales of shares................................................     21,239,234       10,905,307
     Net asset value of shares issued in reinvestment of dividends................        945,321          284,817
     Payment for redemption of shares.............................................     (5,919,811)      (5,178,606)
                                                                                     ------------    --------------
     Change in net assets from capital share transactions.........................     16,264,744        6,011,518
                                                                                     ------------    --------------
NET INCREASE IN NET ASSETS........................................................     16,088,975        6,541,455
                                                                                     ------------    --------------
NET ASSETS:
     Beginning of year............................................................      6,574,785           33,330
                                                                                     ------------    --------------
     End of year*.................................................................   $ 22,663,760     $  6,574,785
                                                                                     ------------    --------------
                                                                                     ------------    --------------

     *Including undistributed net investment income of............................   $    134,910     $    126,298
                                                                                     ------------    --------------
                                                                                     ------------    --------------

------------

(a) The High Yield Bond Fund's commencement of investment operations was May 15, 1996.

                See accompanying notes to financial statements.
PAGE 12

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF CHANGES IN NET ASSETS
EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

                                                                                     FOR THE YEAR     FOR THE PERIOD
                                                                                         ENDED            ENDED
                                                                                     FEBRUARY  28,     FEBRUARY 28,
                                                                                          1998            1997(a)
                                                                                    ---------------    --------------
OPERATIONS:
     Net investment income.......................................................    $      927,845     $    195,671
     Net realized gain on investments, options, and foreign currency
       transactions..............................................................           920,411          221,919
     Net change in unrealized appreciation on investments, foreign currency
       translation and other assets..............................................           200,487          251,703
                                                                                    ---------------    --------------
     Net increase in net assets from operations..................................         2,048,743          669,293
                                                                                    ---------------    --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income........................................          (869,966)        (110,456)
     Distributions from net realized gains.......................................        (1,682,804)         (11,040)
                                                                                    ---------------    --------------
                                                                                         (2,552,770)        (121,496)
                                                                                    ---------------    --------------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from sales of shares...............................................        18,263,159        8,800,000
     Net asset value of shares issued in reinvestment of dividends...............         2,493,021          121,496
     Payment for redemption of shares............................................       (11,866,441)      (3,292,000)
                                                                                    ---------------    --------------
     Change in net assets from capital share transactions........................         8,889,739        5,629,496
                                                                                    ---------------    --------------
NET INCREASE IN NET ASSETS.......................................................         8,385,712        6,177,293
                                                                                    ---------------    --------------
NET ASSETS:
     Beginning of year...........................................................         6,210,623           33,330
                                                                                    ---------------    --------------
     End of year*................................................................    $   14,596,335     $  6,210,623
                                                                                    ---------------    --------------
                                                                                    ---------------    --------------
     *Including undistributed net investment income of...........................    $       63,023     $     85,215
                                                                                    ---------------    --------------
                                                                                    ---------------    --------------

------------

(a) The Emerging Markets Debt Fund's commencement of investment operations was October 17, 1996.

                See accompanying notes to financial statements.
                                                                         PAGE 13

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers Institutional High Yield Bond Fund (the 'High Yield Bond Fund') and Salomon Brothers Institutional Emerging Markets Debt Fund (the 'Emerging Markets Debt Fund') are portfolios constituting the Salomon Brothers Institutional Series Funds Inc (the 'Institutional Series'). The Institutional Series is an open-end investment company incorporated in Maryland on January 19, 1996. Each Fund has a specific investment objective: the High Yield Bond Fund's objective is to maximize total return by investing primarily in a portfolio of high yield fixed-income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services; the Emerging Markets Debt Fund's objective is to maximize total return by investing primarily in debt securities of government, government related and corporate issuers located in emerging market countries.

The following is a summary of significant accounting policies followed by the Institutional Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual results could differ from those estimates.

     (A) INVESTMENT VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost which approximates market value. If a Fund acquires such securities with more than 60 days remaining to maturity, they will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis.

     Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (B) OPTION CONTRACTS. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

     (C) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     (D) FOREIGN CURRENCY TRANSLATION. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

     (E) FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the value of portfolio securities. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

     (F) LOAN PARTICIPATIONS. Each Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ('lender'). The market value of the Emerging Markets Debt Fund's loan participations at February 28, 1998 was $566,501.

     (G) FEDERAL INCOME TAXES. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

     (H) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Each Fund declares dividends from net investment income annually. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized capital gains.

     (I) EXPENSES. Direct expenses are charged to the Fund that incurred them, and general expenses of the Institutional Series are allocated to the Funds based on each Fund's relative net assets.

     (J) ORGANIZATIONAL COSTS. Certain costs incurred in connection with each Fund's organization have been deferred and are being amortized by the Funds over a 60 month period from the date each Fund commenced investment operations. In the event that any of the initial shares purchased by SBAM are redeemed, proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organization costs which the number of shares redeemed bears to the total number of initial shares purchased.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     (K) OTHER. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis.

2. MANAGEMENT FEE AND OTHER AGREEMENTS

Each Fund retains SBAM, an indirect, wholly-owned subsidiary of Travelers Group Inc. ('Travelers'), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of the Institutional Series. The management agreement with SBAM was most recently approved by shareholders at a special meeting held on January 14, 1998. Approval of the agreement was necessary due to the merger of Salomon Inc, which had been the ultimate parent company of the investment manager, with and into Smith Barney Holdings Inc., a subsidiary of Travelers, which occurred on November 28, 1997. Travelers is now the ultimate parent company of the investment manager. Among other things, SBAM furnishes the Funds with office space and certain services and facilities required for conducting the business of the Funds, and pays the compensation of its officers. The management fee for these services for each Fund is payable monthly and is based on the following annual percentages of each Fund's average daily net assets: .50% for the High Yield Bond Fund and .70% for the Emerging Markets Debt Fund.

For the year ended February 28, 1998, SBAM waived management fees of $32,193 and $75,783 for the High Yield Bond Fund and Emerging Markets Debt Fund, respectively, and voluntarily absorbed expenses of $192,736 and $205,872 for the High Yield Bond Fund and Emerging Markets Debt Fund, respectively.

Investors Bank & Trust Company ('IBT') serves as custodian and administrator for each Fund, which includes performing certain administrative services in connection with the operation of each Fund.

3. CAPITAL STOCK

At February 28, 1998, the Institutional Series had 10,000,000,000 shares of authorized capital stock, par value $.001 per share. Transactions in Fund shares for the periods indicated were as follows:

For the Year Ended February 28, 1998.

                                                                        HIGH       EMERGING
                                                                        YIELD       MARKETS
                                                                      BOND FUND    DEBT FUND
                                                                      ---------    ---------
Shares sold........................................................   2,215,772    2,206,977
Shares issued as reinvestment......................................      95,040      341,053
Shares redeemed....................................................     558,020    1,094,258
                                                                      ---------    ---------
Net increase.......................................................   1,752,792    1,453,772
                                                                      ---------    ---------
                                                                      ---------    ---------

For the Period Ended February 28, 1997.

                                                                        HIGH       EMERGING
                                                                        YIELD       MARKETS
                                                                      BOND FUND    DEBT FUND
                                                                      ---------    ---------
Shares sold........................................................  1,041,101      868,547
Shares issued as reinvestment......................................     26,445       11,716
Shares redeemed....................................................    479,972      314,303
                                                                      ---------    ---------
Net increase.......................................................    587,574      565,960
                                                                      ---------    ---------
                                                                      ---------    ---------

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

4. PORTFOLIO ACTIVITY

Cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the year ended February 28, 1998, were as follows:

                                                                   PURCHASES        SALES
                                                                  -----------    -----------
High Yield Bond Fund...........................................   $22,220,771    $11,757,325
                                                                  -----------    -----------
                                                                  -----------    -----------
Emerging Markets Debt Fund.....................................   $60,702,312    $55,422,291
                                                                  -----------    -----------
                                                                  -----------    -----------

5. PORTFOLIO INVESTMENT RISKS

CREDIT AND MARKET RISK. Funds that invest in emerging markets and high yield debt instruments are subject to certain credit and market risks. The yields of debt obligations reflect, among other things, perceived credit risk. Securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes in emerging market countries may have disruptive effects on the market prices of investments held by the Funds.

The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Foreign securities and currency transactions involve certain considerations and risks not typically associated with those of U.S. Dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK. Each Fund may enter into forward foreign currency contracts ('forward contracts') to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The High Yield Bond Fund and Emerging Markets Debt Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. A risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

6. TAX INFORMATION

At February 28, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held in each Fund were as follows:

                                                                 GROSS           GROSS            NET
                                                AGGREGATE      UNREALIZED      UNREALIZED      UNREALIZED
                                                  COST        APPRECIATION    DEPRECIATION    APPRECIATION
                                               -----------    ------------    ------------    ------------
High Yield Bond Fund........................   $16,823,435      $230,090        $121,988        $108,102
Emerging Markets Debt Fund..................    11,698,632       436,801          43,272         393,529

During the year ended February 28, 1998, as permitted under Federal income tax regulations, the Emerging Markets Debt Fund had elected to defer $71,325 of Post-October net foreign currency losses and $411,687 of Post-October net capital losses to the next taxable year.

At February 28, 1998, undistributed net investment income and accumulated net realized gain (loss) on investments have been adjusted for current period book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions. The Emerging Markets Debt Fund and High Yield Bond Fund reclassified $80,071 and $6,702, respectively, from undistributed net investment income to accumulated net realized gain (loss) on investments. Net investment income, net realized gain on investments and net assets were not affected by these reclassifications.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
FINANCIAL HIGHLIGHTS
SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

                                                                                              EMERGING MARKETS
                                                            HIGH YIELD BOND FUND                 DEBT FUND
                                                        ----------------------------    ----------------------------
                                                            YEAR           PERIOD           YEAR           PERIOD
                                                           ENDED           ENDED           ENDED           ENDED
                                                        FEBRUARY 28     FEBRUARY 28     FEBRUARY 28     FEBRUARY 28
                                                            1998          1997(a)           1998          1997(b)
                                                        ------------    ------------    ------------    ------------
Net asset value, beginning of period.................     $  11.13        $  10.00        $  10.91        $  10.00
                                                        ------------    ------------    ------------    ------------
     Net investment income...........................         1.51            0.57            1.69            0.35
     Net gain (loss) on investments (both realized
       and unrealized)...............................        (0.34)           0.93           (0.27)           0.78
                                                        ------------    ------------    ------------    ------------
          Total from investment operations...........         1.17            1.50            1.42            1.13
                                                        ------------    ------------    ------------    ------------
     Dividends from net investment income............        (1.66)          (0.36)          (1.77)          (0.20)
     Distributions from net realized gain on
       investments...................................        (0.97)          (0.01)          (3.35)          (0.02)
                                                        ------------    ------------    ------------    ------------
          Total dividends and distributions..........        (2.63)          (0.37)          (5.12)          (0.22)
                                                        ------------    ------------    ------------    ------------
Net asset value, end of period.......................     $   9.67        $  11.13        $   7.21        $  10.91
                                                        ------------    ------------    ------------    ------------
                                                        ------------    ------------    ------------    ------------
Net assets, end of period (thousands)................     $ 22,664        $  6,575        $ 14,596        $  6,211
Total return*........................................        +11.1%          +15.1%          +14.6%          +11.4%
Ratios to average net assets:
     Expenses........................................         0.55%           0.55%**         0.75%           0.75%**
     Net investment income...........................         9.10%           9.36%**         8.53%           8.94%**
Portfolio turnover rate..............................          189%            151%            549%            136%
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned from and fees
  waived by the custodian, net investment income per
  share and expense ratios would have been:
     Net investment income per share.................     $   0.93        $   0.29        $   1.18        $   0.08
     Expense ratio...................................         4.03%           5.22%**         3.34%           7.57%**

------------
(a) The High Yield Bond Fund's commencement of investment operations was May 15, 1996.

(b) The Emerging Markets Debt Fund's commencement of investment operations was October 17, 1996.

 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Total return calculated for a period of less than one year is not annualized.

 ** Annualized.

                See accompanying notes to financial statements.
                                                                         PAGE 19

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Salomon Brothers Institutional High Yield Bond Fund and Salomon Brothers Institutional Emerging Markets Debt Fund (constituting Salomon Brothers Institutional Series Funds Inc, hereafter referred to as the 'Fund') at February 28, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
April 20, 1998

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SHAREHOLDER VOTING RESULTS AND FEDERAL TAX NOTICE
(UNAUDITED)
--------------------------------------------------------------------------------

The Funds held a Special Meeting of Stockholders on January 14, 1998. The following table provides information concerning the matter voted on at the meeting:

Approval of new management contract between SBAM and the Funds.

                                                                      VOTES FOR     VOTES AGAINST     VOTES ABSTAINED
                                                                      ----------    --------------    ----------------

Institutional High Yield Bond Fund.................................     382,206         0                  0
Institutional Emerging Markets Debt Fund...........................     439,594         0                  0

Federal Tax Notice

For the year ended February 28, 1998, the High Yield Bond Fund distributed long-term capital gains totaling $4,121, all of which are 20% long-term capital gains.

                See accompanying notes to financial statements.
                                                                         PAGE 21

TELEPHONE
1-888-777-0102, TOLL FREE

DISTRIBUTOR
SALOMON BROTHERS INC
SEVEN WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

INVESTMENT MANAGER
SALOMON BROTHERS ASSET MANAGEMENT INC
SEVEN WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 CLARENDON STREET
BOSTON, MASSACHUSETTS 02116

DIVIDEND DISBURSING AND TRANSFER AGENT
FIRST DATA INVESTOR SERVICES GROUP, INC.
53 STATE STREET
BOSTON, MASSACHUSETTS 02109-2873

LEGAL COUNSEL
SIMPSON THACHER & BARTLETT
425 LEXINGTON AVENUE
NEW YORK, NEW YORK 10017

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036

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           SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
           --------------------------------------------------------------------